UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

AGAPE ATP CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	36-4838886
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100).

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code

+(60) 192230099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	AATP	OTC Markets – Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 (this “Form 8-K/A”) relates to Agape ATP Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 15, 2021 (the “Original Form 8-K”) and the Form 8-K/A filed with the SEC on January 22, 2021 (the “Original Form 8-K/A”). This Form 8-K/A is being filed to further clarify the effective date of the employment agreement entered with the appointed executive director as described in Item 5.02.

This Form 8-K/A amends and restates in its entirety Item 5.02 of the Original Form 8-K and the Original Form 8-K/A, in the manner set forth below. No other changes are made to the Original Form 8-K and the Original Form 8-K/A by this Form 8-K/A.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 12, 2021, Mr. Mohd Shaharuddin Bin Abdullah (“Mr. Shaharuddin”) and Mr. Lee Kam Fan (“Mr. Lee”) were appointed as an executive director of the board of directors (the “Board”) and the chief financial officer, respectively, of Agape ATP Corporation (the “Company”), effective immediately.

The biography for Mr. Shaharuddin is set forth below:

Mohd Shaharuddin Bin Abdullah, age 65, was appointed as an executive director of the Board on January 12, 2021. Prior to joining the Company, Mr. Shaharuddin has approximately 24 years of banking industry background and approximately 8 years of accounting and finance related experience. From October 2013 to October 2016, Mr. Shaharuddin served as the assistant director and the head of consumer credit management at Kuwait Finance House (M) Berhad. From April 2010 to October 2012, Mr. Shaharuddin served as the associate director head of special projects at Danajamin Nasional Berhad, and was later seconded to head the corporate debt restructuring committee, a unit incorporated by Bank Negara Malaysia. From January 2006 to April 2010, Mr. Shaharuddin served as the first vice president and the head of the corporate loans and special assets management division at AffinBank Berhad. From January 2002 to December 2005, Mr. Shaharuddin served as an assistant general manager of operations department at Pengurusan Danaharta Nasional Berhad. From January 1984 to December 2001, Mr. Shaharuddin served as the internal auditor, a branch manager, a regional manager at Interfinance Berhad, which was merged with RHB Bank Bhd. in 2000 and Mr. Abudullah served as the head of monitoring and collection division post-merger. From January 1980 to December 1983, Mr. Shaharuddin served as an investment officer and subsequently an assistant project accountant at Permodalan Bumiputra Sabah Berhad. From October 1976 to December 1979, Mr. Shaharuddin served as an executive officer at Bank Negara Malaysia. Mr. Shaharuddin has been an associate member of the Asian Institute of Chartered Bankers since April 1998. Mr. Shaharuddin received his diploma in accountancy at Universiti Teknoloji Mara in 1976, his diploma in banking and finance and Certified Credit Professional I from the Asian Institute of Chartered Bankers in 1992 and 2001, respectively, and his master’s degree in business administration from MBA-USA (Off Campus) in 2002.

Mr. Shaharuddin has no family relationships with any of the executive officers or director of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Shaharuddin had, or will have, a direct or indirect material interest. The Company entered into an employment agreement dated January 12, 2021 with Mr. Shaharuddin and the employment agreement will take effect on the listing of our stock on NASDAQ Capital Market / New York Stock Exchange.

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The biography for Mr. Lee is set forth below:

Lee Kam Fan, Andrew, age 59, was appointed as the chief financial officer of the Company on January 12, 2021. Prior to joining the Company, Mr. Lee has approximately 38 years of accounting and finance related experience. Since July 2014, Mr. Lee has been the proprietor of Andrew Lee & Company. Since June 2010, Mr. Lee served as an adjunct lecturer of the HKICPA Processional Examinations Preparatory Programme at HKU Space. From January 2011 to October 2015, Mr. Lee served as the managing director at ANSA CPA Limited. From September 2010 to October 2012, Mr. Lee served as an independent non-executive director at Sunrise (China) Technology Group Limited (currently referred to as KOALA Financial Group Limited (Hong Kong stock code: 08226)). From March 2006 to April 2017, Mr. Lee was in cooperation with Friedman LLP to oversee financial statements are prepared in accordance with U.S. GAAP. From October 2000 to December 2010, Mr. Lee served as an audit manager and subsequently a partner at Clodick & Company. From April 1998 to September 2000, Mr. Lee served as a director at Nitwell Business Services Limited. From August 1994 to April 1998, Mr. Lee was an assistant audit manager at Cheng, Kwok & Chang. From July 1990 to July 1994, Mr. Lee served as an accountant at K.C. Manufacturing Company. From April 1989 to July 1990, Mr. Lee served as an accountant at Haldane, Midgley & Booth. From January 1987 to April 1989, Mr. Lee served as an audit senior at RSM Nelson Wheeler. From October 1985 to December 1986, Mr. Lee served as an audit assistant at Andrew Ma & Company. From April 1983 to September 1985, Mr. Lee served as an audit Clerk at Anthony Y.T. Tse & Company. Mr. Lee is an associate member of the Institute of Chartered Accountants in England and Wales since April 2019, a certified public accountant (practicing) of the Hong Kong Institute of Certified Public Accountants since May 2010, a fellow member of the Association of International Accountants since December 2006, and an associate member and certified tax advisor of the Tax Institute of Hong Kong since July 2010. Mr. Lee received his bachelor’s degree in business administration at the Open University of Hong Kong in June 2004 and his master’s degree in professional accounting from the Hong Kong Polytechnic University in November 2010.

Mr. Lee has no family relationships with any of the executive officers or director of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Lee had, or will have, a direct or indirect material interest. The Company entered into an employment agreement dated January 12, 2021 with Mr. Lee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 12, 2021	AGAPE ATP CORPORATION

	By:	/s/ How Kok Choong
	Name:	How Kok Choong
	Title:	Chief Executive Officer, Chief Operating Officer
President, Director, Secretary and Treasurer
(Principal Executive Officer and Principal Accounting Officer)

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